UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2009
Date of report (date of earliest event reported)

Apollo Solar Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-12122	84-0601802
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

No. 485 Tengfei Third,
Shuangliu Southwest Airport Economic Development Zone
Shuangliu, Chengdu
People’s Republic of China, 610207
(Address of principal executive offices)(Zip Code)

+86 755 2580 1888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report on Form 8-K, unless the context otherwise requires, the terms “we,” “us,” “the Company,” and “Apollo Solar” refer to Apollo Solar Energy, Inc., a Nevada corporation.

Item 7.01 Regulation FD Disclosure.

On May 12, 2009, Apollo Solar Energy, Inc. issued a press release announcing the issuance of a final report by Behre Dolbear Asia, Inc.  titled “Independent Technical Review of the Dashuigou and Majiagou Tellurium Projects in Sichuan Province, the People’s Republic of China.”

A copy of the press release and the Behre Dolbear Asia, Inc. final report are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release announcing issuance of final report by Behre Dolbear Asia, Inc., dated May 12, 2009.
99.2	Independent Technical Review of the Dashuigou and Majiagou Tellurium Projects in Sichuan Province, the People’s Republic of China, Final Report, issued by Behre Dolbear Asia, Inc., dated May 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO SOLAR ENERGY, INC.

Dated: May 12, 2009	By:	/s/ Heung Sang Fong
Heung Sang Fong
Chief Financial Officer